Exhibit 99.7

GUARANTY

DEFINED TERMS

Execution Date: August 31, 2007
Loan:      A first mortgage loan in the aggregate principal amount of $97,500,000.00 consisting of (i) a $72,500,000.00 loan (the “MetLife Loan”) from Metropolitan Life Insurance Company, a New York corporation (“MetLife”), to Borrower, and (ii) a $25,000,000.00 loan (the “MetLife Bank Loan”) from MetLife Bank, N.A., a national banking association (“MetLife Bank”) to Borrower.

Borrower: New Aventine, L.L.C., a Delaware limited liability company
Borrower’s Address:

Before September 15, 2007

New Aventine, L.L.C.
c/o 77 West Wacker Drive, Suite 4600
Chicago, IL 60601

And After September 15, 2007

New Aventine, L.L.C.
200 West Madison, Suite 1700,
Chicago, Illinois 60606

in each case with a copy to:

Perkins Coie LLP
131 South Dearborn Avenue, Suite 1700
Chicago, Illinois 60603
Attn:           Bruce A. Bonjour

Lender: Collectively, Metropolitan Life Insurance Company, a New York corporation and MetLife Bank N.A., a national banking association
Lender’s Address: MetLife and MetLife Bank c/o Metropolitan Life Insurance Company 10 Park Avenue Morristown, New Jersey 07962 Attention: Senior Vice President, Real Estate Investments and

Metropolitan Life Insurance Company 333 South Hope Street, Suite 3650 Los Angeles, California 90071 Attention: Regional Director

Guarantor:    SHC Aventine II, L.L.C., a Delaware limited liability company
Addresses of Guarantor:

Before September 15, 2007

SHC Aventine II, L.L.C.,
c/o 77 West Wacker Drive, Suite 4600
Chicago, IL 60601

And After September 15, 2007

SHC Aventine II, L.L.C.,
200 West Madison, Suite 1700,
Chicago, Illinois 60606

in each case with a copy to:

Perkins Coie LLP
131 South Dearborn Avenue, Suite 1700
Chicago, Illinois 60603
Attn:           Bruce A. Bonjour

Note:                      Collectively, (i) a Promissory Note executed by Borrower in favor of MetLife in the amount of the MetLife Loan, and (ii) a Promissory Note executed by Borrower in favor of MetLife Bank in the amount of the MetLife Bank Loan.

Deed of Trust:  A Deed of Trust, Security Agreement and Fixture Filing dated as of the Execution Date executed by Borrower, to First American Title Insurance Company as Trustee, for the benefit of Lender securing repayment of the Note. The Deed of Trust will be recorded in the records of the County in which the Property is located.

This Guaranty (the “Agreement”) is entered into as of the Execution Date by Guarantor in favor of Lender, with reference to the following facts:

A.           Lender has loaned or will loan to Borrower the Loan.  Payment of the Note is secured by the Deed of Trust.  The Deed of Trust encumbers the real property more particularly described in Exhibit A to this Guaranty and other property referred to in the Deed of Trust and this Guaranty as the “Property.”

B.           As a condition to making the Loan, Lender requires Guarantor to irrevocably and unconditionally guarantee the full and prompt payment and performance of the Guaranteed Obligations (as defined below) to Lender and its successors and assigns.

C.           Guarantor acknowledge and understand that this Guaranty is a material inducement for Lender’s agreement to make the Loan.

A G R E E M E N T

NOW, THEREFORE, in consideration of the foregoing, and in order to induce Lender to make the Loan to Borrower, Guarantor hereby agrees, in favor of Lender, as follows:

1.	Definitions and Construction.

(a)           Definitions.  The following terms, as used in this Guaranty, shall have the following meanings:

“Bankruptcy Code” means the Bankruptcy Reform Act of 1978 (11 U.S.C.), as amended or supplemented from time to time, and any successor statute, and any and all rules issued or promulgated in connection therewith.

“Guaranteed Obligations” means any and all obligations, indebtedness, or liabilities of any kind or character owed by Borrower to Lender under Section 11 of the Note and Article IX of the Deed of Trust to the extent expressly set forth in the provisions of Section 11 of the Note or Article IX of the Deed of Trust, including interest accruing following the filing of a bankruptcy petition by or against the Borrower, at the rate specified in the Note, whether or not such interest is allowed as a claim in bankruptcy plus all costs, including, without limitation, all reasonable attorney’s fees and expenses incurred by Lender in connection with collection of the Guaranteed Obligations.

“Loan Documents” shall have the same meaning as in the Deed of Trust.

(b)           Construction.  Unless the context of this Guaranty clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, and the term “including” is not limiting.  The words “hereof,” “herein,” “hereby,” “hereunder,” and other similar terms refer to this Guaranty as a whole and not to any particular provision of this Guaranty.  Any reference herein to any of the Loan Documents includes any and all alterations, amendments, extensions, modifications, renewals, or supplements thereto or thereof, as applicable.  Neither this Guaranty nor any uncertainty or ambiguity herein shall be construed or resolved against Lender or Guarantor, whether under any rule of construction or otherwise.  This Guaranty has been reviewed by Guarantor, Lender, and their respective counsel, and shall be construed and interpreted so as to fairly accomplish the purposes and intentions of Lender and Guarantor.

2.           Guaranteed Obligations.  Guarantor hereby irrevocably and unconditionally guarantees to Lender, until final and indefeasible payment thereof has been made, payment of the Guaranteed Obligations, in each case when and as the same shall become due and payable, it being the intent of Guarantor that the guaranty set forth herein shall be a guaranty of payment and not a guaranty of collection.

3.           Performance Under This Guaranty.  In the event that Borrower fails to make any payment of any Guaranteed Obligations on or before the due date thereof, Guarantor immediately shall cause such payment to be made.

4.           Primary Obligations.  This Guaranty is a primary and original obligation of Guarantor, is not merely the creation of a surety relationship, and is an absolute and unconditional guaranty of payment and performance of the Guaranteed Obligations which shall remain in full force and effect without respect to future changes in conditions, including any change of law or any invalidity or irregularity with respect to the issuance of the Loan Documents.  Guarantor agrees that it is directly, jointly and severally with any and all other guarantors of the Guaranteed Obligations, liable to Lender, that the obligations of Guarantor hereunder are independent of the obligations of Borrower or any other guarantor, and that a separate action may be brought against each person signing as Guarantor whether such action is brought against Borrower or any other guarantor or whether Borrower or any such other guarantor is joined in such action.  Guarantor agrees that its liability hereunder shall be immediate and shall not be contingent upon the exercise or enforcement by Lender of whatever remedies it may have against Borrower or any other guarantor, or the enforcement of any lien or realization upon any security Lender may at any time possess.  Guarantor agrees that any release which may be given by Lender to Borrower or any other guarantor shall not release Guarantor.  Guarantor consents and agrees that Lender shall be under no obligation to marshal any assets of Borrower or any other guarantor in favor of Guarantor, or against or in payment of any or all of the Guaranteed Obligations.

5.           Waivers.

(a)           Guarantor absolutely, unconditionally, knowingly, and expressly waives:

(i)           (A) Notice of acceptance hereof; (B) notice of any loans or other financial accommodations made or extended under the Loan Documents or the creation or existence of any Guaranteed Obligations; (C) notice of the amount of the Guaranteed Obligations, subject, however, to Guarantor’s right to make inquiry of Lender to ascertain the amount of the Guaranteed Obligations at any reasonable time; (D) notice of any adverse change in the financial condition of Borrower or of any other fact that might increase Guarantor’s risk hereunder; (E) notice of presentment for payment, demand, protest, and notice thereof as to any promissory notes or other instruments among the Loan Documents; (F) notice of any event of default under the Loan Documents; and (G) all other notices (except if such notice is specifically required to be given to Guarantor hereunder or under any Loan Document to which Guarantor is a party) and demands to which Guarantor might otherwise be entitled.

(ii)           Guarantor’s right by statute (including, without limitation, its rights under California Civil Code Sections 2845 or 2850) or otherwise to require Lender to institute suit against Borrower or to exhaust any rights and remedies which Lender has or may have against Borrower or any collateral for the Guaranteed Obligations provided by Borrower, Guarantor or any third party.  In this regard, Guarantor agrees that it is bound to the payment of all Guaranteed Obligations, whether now existing or hereafter accruing, as fully as if such Guaranteed Obligations were directly owing to Lender by Guarantor.  Guarantor further waives any defense arising by reason of any disability or other defense of Borrower or by reason of the cessation from any cause whatsoever of the liability of Borrower in respect thereof (in each case other than the defense that the Guaranteed Obligations shall have been fully and finally performed and indefeasibly paid).

(iii)                      (A) Any rights to assert against Lender any defense (legal or equitable), set-off, counterclaim, or claim which Guarantor may now or at any time hereafter have against Borrower or any other party liable to Lender; (B) any defense, set-off, counterclaim, or claim, of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, or enforceability of the Guaranteed Obligations or any security therefor; (C) any defense Guarantor has to performance hereunder, and any right Guarantor has to be exonerated, provided by California Civil Code Sections 2819, 2822, or 2825, or otherwise, arising by reason of:  the impairment or suspension of Lender’s rights or remedies against Borrower; the alteration by Lender of the Guaranteed Obligations;

any discharge of the Guaranteed Obligations by operation of law as a result of Lender’s  intervention or omission; or the acceptance by Lender of anything in partial satisfaction of the Guaranteed Obligations; (D) the benefit of any statute of limitations affecting Guarantor’s liability hereunder or the enforcement thereof, and any act which shall defer or delay the operation of any statute of limitations applicable to the Guaranteed Obligations shall similarly operate to defer or delay the operation of such statute of limitations applicable to Guarantor’s liability hereunder.

(b)           Guarantor absolutely, unconditionally, irrevocably, knowingly, and expressly waives any defense Guarantor may have because Borrower’s debt is secured by real property, including any such defenses arising by reason of or deriving from (i) any claim or defense based upon an election of remedies by Lender including any defense based upon an election of remedies by Lender under the provisions of the California Code of Civil Procedure Sections 580a, 580b, 580d, and 726 or any similar law of California or any other jurisdiction; or (ii) any election by Lender under Bankruptcy Code Section 1111(b) to limit the amount of, or any collateral securing, its claim against Borrower.

(c)           Pursuant to California Civil Code Section 2856:

Guarantor waives all rights and defenses arising out of an election of remedies by the creditor, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed Guarantor’s rights of subrogation and reimbursement against Borrower by the operation of California Code of Civil Procedure Section 580(d) or otherwise.

Guarantor waives all rights and defenses that Guarantor may have because some of the Guaranteed Obligations are secured by real property.  This means, among other things:

(1)           Lender may collect from Guarantor without first foreclosing on any real or personal property collateral pledged by Borrower for the Guaranteed Obligations; and

(2)           If Lender forecloses on any real property collateral pledged by Borrower for the Guaranteed Obligations:  (A) the amount of the debt may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price; and (B) Lender may collect from Guarantor even if Lender, by foreclosing on the real property collateral pledged by Borrower for the Guaranteed Obligations, has destroyed any right Guarantor may have to collect from Borrower. This is an unconditional and irrevocable waiver of any rights and defenses Guarantor may have because Borrower’s debt is secured by real property.  These rights and defenses include, but are not limited to, any rights or defenses based upon California Code of Civil Procedure Sections 580 (a), 580(b), 580(d) or 726.

(d)           If any of the Guaranteed Obligations at any time are secured by a mortgage or deed of trust upon real property, Lender may elect, in its sole discretion, upon a default with respect to the Guaranteed Obligations, to foreclose such mortgage or deed of trust judicially or nonjudicially in any manner permitted by law, before or after enforcing the Loan Documents, without diminishing or affecting the liability of Guarantor hereunder except to the extent the Guaranteed Obligations are repaid with the proceeds of such foreclosure.  Guarantor understands that (a) by virtue of the operation of California’s antideficiency law applicable to nonjudicial foreclosures, an election by Lender nonjudicially to foreclose such a mortgage or deed of trust probably would have the effect of impairing or destroying rights of subrogation, reimbursement, contribution, or indemnity of Guarantor against Borrower or other guarantors or sureties, and (b) absent the waiver given by Guarantor, such an election would prevent Lender from enforcing the Loan Documents against Guarantor.  Understanding the foregoing, and understanding that Guarantor is hereby relinquishing a defense to the enforceability of the Loan Documents, Guarantor hereby waives any right to assert against Lender any defense to the enforcement of the Loan Documents, whether denominated “estoppel” or otherwise, based on or arising from an election by Lender nonjudicially to foreclose any such mortgage or deed of trust.  Guarantor understands that the effect of the foregoing waiver may be that Guarantor may have liability hereunder for amounts with respect to which Guarantor may be left without rights of subrogation, reimbursement, contribution, or indemnity against Borrower or other guarantors or sureties.  Guarantor also agrees that the “fair market value” provisions of California Code of Civil Procedure Section 580a shall have no applicability with respect to the determination of Guarantor’s liability under the Loan Documents.

(e)           Guarantor hereby absolutely, unconditionally, knowingly, and expressly subordinates to the rights of Lender:  (i) any right of subrogation Guarantor has or may have as against Borrower with respect to the Guaranteed Obligations; (ii) any right to proceed against Borrower or any other person or entity, now or hereafter, for contribution, indemnity, reimbursement, or any other suretyship rights and claims, whether direct or indirect, liquidated or contingent, whether arising under express or implied contract or by operation of law, which Guarantor may now have or hereafter have as against Borrower with respect to the Guaranteed Obligations; and (iii) any right to proceed or seek recourse against or with respect to any property or asset of Borrower.

(f)           WITHOUT LIMITING THE GENERALITY OF ANY OTHER WAIVER OR OTHER PROVISION SET FORTH IN THIS GUARANTY, GUARANTOR HEREBY ABSOLUTELY, KNOWINGLY, UNCONDITIONALLY, AND EXPRESSLY WAIVES, ANY AND ALL BENEFITS OR DEFENSES ARISING DIRECTLY OR INDIRECTLY UNDER ANY ONE OR MORE OF CALIFORNIA CIVIL CODE SECTIONS 2787 through 2855, CALIFORNIA CODE OF CIVIL PROCEDURE SECTIONS 580a, 580b, 580c, 580d, AND 726, AND CHAPTER 2 OF TITLE 14 OF PART 4 OF DIVISION 3 OF THE CALIFORNIA CIVIL CODE AND CALIFORNIA COMMERCIAL COD SECTIONS 3116, 3118, 3119, 3419, 3605, 9610, 9615, 9617, 9621, 9625, 9626, and 9627.

6.           Releases.  Guarantor consents and agrees that, without notice to or by Guarantor and without affecting or impairing the obligations of Guarantor hereunder, Lender may, by action or inaction:

(a)           compromise, settle, extend the duration or the time for the payment of, or discharge the performance of, or may refuse to or otherwise not enforce this Guaranty, the other Loan Documents, or any part thereof, with respect to Borrower or any other person or entity;

(b)           release Borrower or any other person or entity or grant other indulgences to Borrower or any other person or entity in respect thereof;

(c)           amend or modify in any manner and at any time (or from time to time) any of the Loan Documents; or

(d)           release or substitute any other guarantor, if any, of the Guaranteed Obligations, or enforce, exchange, release, or waive any security for the Guaranteed Obligations or any other guaranty of the Guaranteed Obligations, or any portion thereof.

7.           No Election.  Lender shall have all of the rights to seek recourse against Guarantor to the fullest extent provided for herein, and no election by Lender to proceed in one form of action or proceeding, or against any party, or on any obligation, shall constitute a waiver of Lender’s right to proceed in any other form of action or proceeding or against other parties unless Lender has expressly waived such right in writing.  Specifically, but without limiting the generality of the foregoing, no action or proceeding by Lender under any document or instrument evidencing the Guaranteed Obligations shall serve to diminish the liability of Guarantor under this Guaranty except to the extent that Lender finally and unconditionally shall have realized indefeasible payment by such action or proceeding.

8.           Indefeasible Payment.  The Guaranteed Obligations shall not be considered indefeasibly paid for purposes of this Guaranty unless and until all payments to Lender are no longer subject to any right on the part of any person, including Borrower, Borrower as a debtor in possession, or any trustee (whether appointed under the Bankruptcy Code or otherwise) of any of Borrower’s assets to invalidate or set aside such payments or to seek to recoup the amount of such payments or any portion thereof, or to declare same to be fraudulent or preferential.  In the event that, for any reason, any portion of such payments to Lender is set aside or restored, whether voluntarily or involuntarily, after the making thereof, then the obligation intended to be satisfied thereby shall be revived and continued in full force and effect as if said payment or payments had not been made, and Guarantor shall be liable for the full amount Lender is required to repay plus any and all costs and expenses (including attorneys’ fees and expenses and attorneys’ fees and expenses incurred pursuant to proceedings arising under the Bankruptcy Code) paid by Lender in connection therewith.

9.           Financial Condition of Borrower.  Guarantor represents and warrants to Lender that Guarantor is currently informed of the financial condition of Borrower and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the Guaranteed Obligations.  Guarantor further represents and warrants to Lender that Guarantor has read and understands the terms and conditions of the Loan Documents.  Guarantor hereby covenants that Guarantor will continue to keep informed of Borrower’s financial condition, the financial condition of other guarantors, if any, and of all other circumstances which bear upon the risk of nonpayment or nonperformance of the Guaranteed Obligations.

10.           Subordination.  Guarantor hereby agrees that any and all present and future indebtedness of Borrower owing to Guarantor is postponed in favor of and subordinated to payment, in full, in cash, of the Guaranteed Obligations.  In this regard, no payment of any kind whatsoever shall be made with respect to such indebtedness if and so long as any Guaranteed Obligations are due and have not been indefeasibly paid in full. Until payment in full of the Guaranteed Obligations, Guarantor agrees not to accept any payment or satisfaction of any kind of indebtedness of Borrower to Guarantor and hereby assigns such indebtedness to Lender, including the right to file proof of claim and to vote thereon in connection with any proceeding under the Bankruptcy Code, including the right to vote on any plan of reorganization.

11.           Payments; Application.  All payments to be made hereunder by Guarantor shall be made in lawful money of the United States of America at the time of payment, shall be made in immediately available funds, and shall be made without deduction (whether for taxes or otherwise) or offset.  All payments made by Guarantor hereunder shall be applied as follows: first, to all costs and expenses (including attorneys’ fees and expenses and attorneys’ fees and expenses incurred pursuant to proceedings arising under the Bankruptcy Code) incurred by Lender in enforcing this Guaranty or in collecting the Guaranteed Obligations; second, to all accrued and unpaid interest, premium, if any, and fees owing to Lender constituting Guaranteed Obligations; and third, to the balance of the Guaranteed Obligations.

12.           Attorneys’ Fees and Costs.  Guarantor agrees to pay, on demand, all attorneys’ fees (including attorneys’ fees incurred pursuant to proceedings arising under the Bankruptcy Code) and all other costs and expenses which may be incurred by Lender in the enforcement of this Guaranty (including those brought relating to proceedings pursuant to 11 U.S.C.) or in any way arising out of, or consequential to the protection, assertion, or enforcement of the Guaranteed Obligations (or any security therefor), whether or not suit is brought.

13.           Notices.  All notices or demands by Guarantor or Lender to the other relating to this Guaranty shall be in writing and either personally served or sent by registered or certified mail, postage prepaid, return receipt requested, or by recognized courier service which provides return receipts, and shall be deemed delivered on the date of actual delivery or refusal to accept delivery as evidenced by the return receipt.  Unless otherwise specified in a notice sent or delivered in accordance with the provisions of this section, such writing shall be sent, if to Guarantor, then at Guarantor’s address set forth in the Defined Terms, and if to Lender, then at Lender’s address set forth in the Defined Terms.

14.           Cumulative Remedies.  No remedy under this Guaranty or under any Loan Document is intended to be exclusive of any other remedy, but each and every remedy shall be cumulative and in addition to any and every other remedy given hereunder or under any Loan Document, and those provided by law or in equity.  No delay or omission by Lender to exercise any right under this Guaranty shall impair any such right nor be construed to be a waiver thereof.  No failure on the part of Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

15.           Severability of Provisions.  If any provision of this Guaranty is for any reason held to be invalid, illegal or unenforceable in any respect, that provision shall not affect the validity, legality or enforceability of any other provision of this Guaranty.

16.           Entire Agreement; Amendments.  This Guaranty constitutes the entire agreement between Guarantor and Lender pertaining to the subject matter contained herein.  This Guaranty may not be altered, amended, or modified, nor may any provision hereof be waived or noncompliance therewith consented to, except by means of a writing executed by both Guarantor and Lender.  Any such alteration, amendment, modification, waiver, or consent shall be effective only to the extent specified therein and for the specific purpose for which given.  No course of dealing and no delay or waiver of any right or default under this Guaranty shall be deemed a waiver of any other, similar or dissimilar right or default or otherwise prejudice the rights and remedies hereunder.

17.           Successors and Assigns.   This Guaranty shall be binding upon Guarantor’s, successors, and assigns and shall inure to the benefit of Lender and its successors and assigns of Lender; provided, however, Guarantor shall not assign this Guaranty or delegate any of its duties hereunder without Lender’s prior written consent.  Any assignment without the consent of Lender shall be absolutely void.  In the event of any assignment or other transfer of rights by Lender in accordance with the Loan Documents, the rights and benefits herein conferred upon Lender shall automatically extend to and be vested in such assignee or other transferee.

18.           Covenant of Guarantor.

(a)      Guarantor covenants and agrees that it will be an event of default under this Guaranty if at any time prior to the release of Liable Party from all obligations hereunder (other than those described in the second to the last sentence of Section 10.3(a) of the Deed of Trust), (1) Strategic Hotel Funding, L.L.C. and DND Hotel JV Pte Ltd. do not own at least 99% of the equity of the Guarantor and Control (as defined in the Deed of Trust) the Guarantor, and/or (2) Guarantor does not maintain a net worth of at least $50,000,000.00.

                                (b)    Guarantor covenants and agrees that it will not incur an indebtedness (defined consistent with generally accepted accounting principles) without the written consent of Beneficiary.

(c)    Guarantor covenants and agrees to provide an officer's certificate in form and substance satisfactory to Beneficiary as to compliance with the requirements of subsection (a) and (b) above within ninety (90) days after the close of each fiscal year of Guarantor.

19.           Choice of Law and Venue.  The validity of this Guaranty, its construction, interpretation, and enforcement, and the rights of Guarantor and Lender, shall be determined under, governed by, and construed in accordance with the internal laws of the State of California, without regard to principles of conflicts of law.  To the maximum extent permitted by law, Guarantor hereby agrees that all actions or proceedings arising in connection with this Guaranty shall be tried and determined only in the state and federal courts located in the County of San Francisco, State of California, or, at the sole option of Lender, in any other court in which Lender shall initiate legal or equitable proceedings and which has subject matter jurisdiction over the matter in controversy.  To the maximum extent permitted by law, Guarantor hereby expressly waives any right it may have to assert the doctrine of forumnonconveniens or to object to venue to the extent any proceeding is brought in accordance with this Section.

20.           WAIVER OF JURY TRIAL.  TO THE MAXIMUM EXTENT PERMITTED BY LAW, INCLUDING ANY LAW ENACTED AFTER THE DATE OF THIS GUARANTY, GUARANTOR AND LENDER EACH HEREBY ABSOLUTELY, KNOWINGLY, UNCONDITIONALLY, AND EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY ACTION, CAUSE OF ACTION, CLAIM, DEMAND, OR PROCEEDING ARISING UNDER OR WITH RESPECT TO THIS GUARANTY, OR IN ANY WAY CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE DEALINGS OF GUARANTOR AND LENDER WITH RESPECT TO THIS GUARANTY, OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE.  TO THE MAXIMUM EXTENT PERMITTED BY LAW, GUARANTOR AND LENDER EACH HEREBY AGREES THAT ANY SUCH ACTION, CAUSE OF ACTION, CLAIM, DEMAND, OR PROCEEDING SHALL BE DECIDED BY A COURT TRIAL WITHOUT A JURY AND THAT GUARANTOR OR LENDER MAY FILE AN ORIGINAL COUNTERPART OF THIS SECTION WITH ANY COURT OR OTHER TRIBUNAL AS WRITTEN EVIDENCE OF THE CONSENT OF GUARANTOR OR LENDER TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

21.           Understandings With Respect to Waivers and Consents.  Guarantor warrants and agrees that each of the waivers and consents set forth are made after consultation with legal counsel and with full knowledge of their significance and consequences, with the understanding that events giving rise to a defense or right may diminish, destroy, or otherwise adversely affect rights which Guarantor otherwise may have against the Borrower, or against any collateral, and that, under the circumstances the waivers and consents herein given are reasonable and not contrary to public policy or law.  If any of the waivers or consents are determined to be unenforceable under applicable law, such waivers and consents shall be effective to the maximum extent permitted by law.

IN WITNESS WHEREOF, Guarantor has executed and delivered this Guaranty as of the date set forth in the Defined Terms.

GUARANTOR:
SHC AVENTINE II, L.L.C.,
a Delaware limited liability company

By:	/s/ Ryan Bowie
Name:	Ryan Bowie
Its:	Vice President & Treasurer

EXHIBIT A

DESCRIPTION OF LAND

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE CITY AND COUNTY OF SAN DIEGO, STATE OF CALIFORNIA AND IS DESCRIBED AS FOLLOWS:

PARCEL A:

PARCELS 2 AND 3 OF PARCEL MAP NO. 18367, IN THE CITY OF SAN DIEGO, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, ACCORDING TO MAP THEREOF FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, CALIFORNIA, NOVEMBER 4, 1999.

PARCEL B:

THE EASEMENTS GRANTED FOR THE PURPOSES SHOWN IN THE DECLARATION OF COVENANTS, EASEMENTS AND RESTRICTIONS RECORDED JULY 2, 1999 AS FILE NO. 1999-0463397 OF THE OFFICIAL RECORDS, SUBJECT TO THE TERMS AND CONDITIONS CONTAINED THEREIN.

APN: 345-190-26-00 (Affects: Parcel 2) and 345-190-27-00 (Affects: Parcel 3)